Exhibit 10.2

***Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit.***

PREPAYMENT AGREEMENT

between

VIKING THERAPEUTICS IRELAND LIMITED
as Purchaser,

and

CORDEN PHARMA SCHWEIZERHALLE GMBH,

CORDEN PHARMA GMBH,

and

CORDEN PHARMA COLORADO, INC.
as Supplier

Prepayment Agreement

PREPAYMENT AGREEMENT

PREPAYMENT AGREEMENT, effective as of the date of the last signature hereto (this “Agreement”), between VIKING THERAPEUTICS IRELAND LIMITED, an Irish private company limited by shares, on behalf of itself and its Affiliates (“Purchaser”), on the one hand, and CORDEN PHARMA SCHWEIZERHALLE GMBH, a Swiss limited liability corporation, CORDEN PHARMA GMBH, a German limited liability company, and CORDEN PHARMA COLORADO, INC., a Delaware corporation, each on behalf of itself and its Affiliates, on the other hand (together, “Supplier”).

BACKGROUND
A.
Concurrently herewith, Purchaser and Supplier are entering into a strategic relationship to develop capacity for and supply of active pharmaceutical ingredient, including the bulk form of VK2735, a clinical stage weight loss drug.
B.
In furtherance of such strategic relationship, Purchaser and Supplier are, concurrently herewith, entering into that certain Strategic Manufacturing and Supply Agreement (the “Master Agreement”) setting forth manufacture and supply terms specific to the API (as defined in the Master Agreement) supplied by Supplier to Purchaser in accordance with the terms of the Master Agreement.
C.
In connection with the manufacture and supply of API, Purchaser and Supplier desire to enter into this Agreement, providing for prepayments to be made by Purchaser to Supplier as payment in advance for the purchase by Purchaser from Supplier of API.
AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Supplier agree as follows:

Section 2.
Definitions and Interpretation.
(a)
Capitalized terms used in the various sections of this Agreement, without other definition, shall have the respective meanings ascribed thereto in Annex A hereto. Any other capitalized terms used in the various sections of this Agreement and not defined in Annex A shall have the meaning set forth in the Master Agreement.
(b)
References in this Agreement to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section 1(b)) or by paragraph and section reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

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(c)
The words “Agreement,” “this Agreement,” “hereby,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.
(d)
Unless the context otherwise requires, any references herein to agreements or instruments shall be deemed to be references to such agreements or instruments, respectively, as modified, amended or supplemented from time to time in accordance with the terms thereof and the terms of each other agreement restricting the amendment thereof.
(e)
Each of “Purchaser” or “Supplier” or any other Person includes any successor in interest to it.
(f)
Words importing the plural include the singular and words importing the singular include the plural.
(g)
The words “including,” “including, without limitation,” “including, but not limited to,” and terms or phrases of similar import when used with respect to any matter or thing mean including, without limitation, such matter or thing.
(h)
The words “shall” and “will” are intended to have the same meaning.
(i)
The headings of the various sections, paragraphs and clauses of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
(j)
The annexes and exhibits to this Agreement are part of this Agreement.
Section 3.
Prepayments.
3.1
Commitment to Make Prepayments. Subject to the terms and conditions of this Agreement, commencing on the Closing Date, Purchaser agrees to make prepayments to Supplier, as payment in advance for the purchase of API, in the amount of [...***...] on [...***...], [...***...] on [...***...] and [...***...] of each of the [...***...] and [...***...] and [...***...] on [...***...], 2028 (each such payment, a “Prepayment”, and each such date of a Prepayment, a “Prepayment Date”).1 At any time of determination, the outstanding aggregate amount of all Prepayments previously made at such time less any amounts previously repaid or credited to the Purchaser, in accordance with the terms and conditions of this Agreement, is referred to as the “Prepayment Balance”. Purchaser acknowledges and agrees that after the first Prepayment is made to Supplier and prior to the Prepayment Date for the second Prepayment, Supplier may make an irrevocable election in writing to decline all subsequent Prepayments such that, notwithstanding anything to the contrary in this Agreement, any other Operative Document or otherwise, Purchaser shall have

1 Note: The aggregate amount of the payments referenced in this sentence is ninety million U.S. dollars ($90,000,000).

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no obligation to make such subsequent Prepayments and Supplier shall have no obligation to provide a security interest for such subsequent Prepayments (such election, “Prepayment Declination”), provided that such Prepayment Declination otherwise shall not limit any of Supplier’s obligations and liabilities and Purchaser’s rights and remedies under this Agreement, any other Operative Document or otherwise and Supplier shall continue to have the obligations to achieve all Milestones and to grant a security interest for the first Prepayment.
3.2
Disbursement of Prepayments. Each Prepayment shall be made in U.S. Dollars by wire transfer of immediately available funds to the account of Supplier set forth in Annex B to this Agreement, or as otherwise directed in writing by Supplier to Purchaser not less than [...***...] Business Days prior to the final date upon which such Prepayment is required to be made. Whenever the final date scheduled for any Prepayment to be made under this Agreement shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date.
3.3
Conditions Precedent to Prepayments. In addition to the conditions precedent set forth in Section 4 hereof, and as a condition precedent to Purchaser’s obligations to make each Prepayment, Supplier shall have satisfied the following conditions:
(a)
Supplier shall have satisfied the milestone conditions (individually, a “Milestone Condition”, and collectively, the “Milestone Conditions”) for the milestone (individually, a “Milestone”, and collectively, the “Milestones”) applicable to such Prepayment on or prior to the Prepayment Date for such Milestone, all of the foregoing as set forth in Exhibit 1 to this Agreement.
(b)
Supplier shall have made payments towards the completion of the Milestone Conditions in an amount not less than each Prepayment (individually, a “Corresponding Payment”, and collectively, the “Corresponding Payments”) at least [...***...] before [...***...] and [...***...] of each of the [...***...], [...***...], [...***...] and [...***...] calendar years (the “Corresponding Payment Condition” and, together with the Milestone Conditions, collectively, the “Conditions”).
(c)
Supplier shall have granted perfected security interests in the Collateral as required under Section 3, including by entering into Local Security Agreement(s) (as defined in the Security Agreement) on a form or forms reasonably acceptable to Purchaser.
(d)
Supplier will provide Purchaser with written notice (email suffices) when it has satisfied all of the Conditions for a Prepayment. Supplier will provide Purchaser and the Committee (as defined below) with all relevant access and information, including as set forth in Section 6 hereof, for Purchaser and its agents to determine, and Purchaser and/or its agents shall determine, whether Supplier has fully satisfied such Conditions.
3.4
Failure of Conditions Precedent.

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(a)
Except with respect to Milestone Conditions [...***...], in each of the foregoing cases as more fully set forth in Exhibit 1 to this Agreement, Supplier will have [...***...] from the applicable Prepayment Date to cure any failure to satisfy a Condition provided that (i) Supplier commences immediately and works continuously using best efforts to cure any such failure and (ii) without limiting the foregoing, within [...***...] of Purchaser’s request Supplier will prepare a corrective action plan reasonably acceptable to Purchaser which shall be sufficient to identify the failure and shall detail proactive steps (including a schedule of such steps) to cure the failure and immediately upon Purchaser’s acceptance Supplier will fully and timely implement such corrective action plan. For the avoidance of any doubt, Supplier is obligated to meet Milestone Condition [...***...] no later than [...***...], Milestone Condition [...***...] no later than [...***...], Milestone Condition [...***...] no later than [...***...], Milestone Condition [...***...] no later than [...***...], and Milestone Conditions [...***...] no later than [...***...], in each of the foregoing cases as set forth more fully in Exhibit 1 to this Agreement and without any cure period. In the event that Supplier fails to satisfy a Condition (including a Milestone Condition) within such cure period under this Section 2.4(a) and in accordance with the conditions for such cure period under this Section 2.4(a) or, if no such cure period applies, on or prior to the Prepayment Date for such Condition, and without limiting any of Purchaser’s other rights and remedies hereunder (including all rights and remedies upon an Event of Default), Purchaser (i) shall not be required to make the applicable Prepayment or any subsequent Prepayment and, for the avoidance of any doubt, may declare an Event of Default and exercise any and all rights and remedies set forth in Section 7.1, or (ii) may in its sole discretion elect to make the applicable Prepayment in accordance with Section 2.2 following the receipt of written notice of satisfaction (email suffices) of such Condition, subject to all conditions and requirements set forth in Section 2.3(d) and subject to the additional requirement, at Purchaser’s option, that Supplier satisfy the Condition pursuant to a corrective action plan that is acceptable to Purchaser in its sole discretion. For the avoidance of doubt, any such election by Purchaser to accept the untimely satisfaction of a Condition shall not, and shall not be deemed to, extend, modify or amend any other Conditions or to waive or affect any rights or remedies Purchaser may have, under this Agreement or otherwise, with respect to any other Condition.
3.5
Use of Prepayment Amounts. Supplier shall use all Prepayments solely for the achievement of Milestones (including [...***...] in each case as set forth in Exhibit 1 to this Agreement), and for the manufacture and supply of API in accordance with the Master Agreement.
3.6
Repayment of Prepayment Amounts. Beginning on the effective date of the Master Agreement, Supplier will immediately credit against the Prepayment Balance the amount of [...***...] percent ([...***...]%) of all Payables that become due pursuant to and in accordance with the Master Agreement and that (i) have been outstanding for [...***...] following Purchaser’s receipt of the applicable invoice under the Master Agreement, unless Purchaser in its sole discretion provides written instruction for the credit to apply at a later date selected by Purchaser, or (ii) are outstanding for less than [...***...] to the extent confirmed in writing by Purchaser not to be in dispute; provided, for the avoidance of doubt, that such confirmation by Purchaser shall not act as, and shall not be deemed to act as, a waiver of any of Purchaser’s rights and remedies under the Master Agreement, including its rights and remedies in the event that the API purchased

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by Purchaser fails to conform to any of the warranties set forth in the Master Agreement. The aggregate amount that may be credited against the Prepayment Balance will not exceed [...***...] U.S. Dollars ($[...***...]). Without limitation of Purchaser’s rights and remedies upon an Event of Default, upon any expiration or termination of this Agreement or the Master Agreement (whichever occurs earlier) Supplier will repay to Purchaser within [...***...] after such expiration or termination, in cash by wire transfer of immediately available funds to the account of Purchaser set forth in Annex B to this Agreement, or as otherwise directed in writing by Purchaser to Supplier not less than [...***...] prior to the final date upon which such repayment is required to be made, an amount equal to the Prepayment Balance. Upon request by either party hereto made not less than [...***...] prior to the end of any [...***...], representatives of Supplier and Purchaser will discuss (including by audio or video teleconference) and confirm the amounts so credited during such [...***...] and the amounts, if any, to be paid in cash in accordance with this Section.
3.7
Regulatory Filings. In connection with any credits against the Prepayment Balance and any repayments of the Prepayments contemplated under Section 2.6 above, Supplier shall file all applications, reports and notices with, and obtain all acceptances, approvals, authorizations and clearances from, all applicable Government Entities and foreign exchange banks on a timely basis, as may be necessary under applicable law. If any disclosures are required with respect to the terms and conditions of this Agreement or performance hereunder under the applicable laws of Switzerland, Germany, the United States or other applicable jurisdiction, Supplier will, to the extent permitted under applicable law: (i) notify Purchaser of such disclosure before disclosing; (ii) provide Purchaser with the opportunity to review such disclosure; (iii) consider any comments from Purchaser in good faith; and (iv) only disclose to the minimum extent required under applicable law.
3.8
Taxes. Supplier agrees that any credits against the Prepayment Balance and any repayments of the Prepayments contemplated under Section 2.6 above, and any other payment made by Supplier under this Agreement, shall be free and clear of, and without deduction of, any withholdings or deductions with respect to Taxes of any nature imposed or asserted by any Taxing Authority of Switzerland, Germany, the United States or any other Government Entity. In addition, Supplier shall pay to the relevant Taxing Authority any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any credit, repayment or other payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement. To the extent applicable, the parties will cooperate in getting exemptions from any such Taxes. In addition to and not in lieu or limitation of the foregoing, Purchaser shall have the right to indemnification for Taxes levied by any Government Entity of Germany or other applicable jurisdiction on any income of Purchaser due to a treatment of such income as being subject to such Taxes as a consequence of the granting of the Initial Collateral or any other Collateral with a German nexus (“German Tax Indemnity”) or a nexus to such other applicable jurisdiction. The details of the German Tax Indemnity or such other indemnification for Taxes shall be agreed upon by Purchaser and Supplier in the applicable Local Security Agreement(s).

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In the event that Supplier shall be required by applicable law to make any such withholding or deduction for any such credit, repayment or other payment, (i) the amount to be credited or paid by Supplier shall be increased so that after making all required withholdings or deductions Purchaser is credited with, or receives, as the case may be, the same amount that it would have received had no such withholdings or deductions been made, (ii) Supplier shall make all such withholdings or deductions and (iii) Supplier shall pay the full amount withheld or deducted to the relevant Taxing Authority in accordance with applicable law. Within [...***...] after the date of any payment by Supplier of Taxes to a Taxing Authority, Supplier shall furnish to Purchaser the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Purchaser.

If Purchaser is entitled to an exemption from or reduction of withholding Tax with respect to credits, repayments or other payments made under this Agreement, Purchaser shall deliver to the Supplier, at the time or times reasonably requested by the Supplier, such properly completed and executed documentation reasonably requested by the Supplier as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Purchaser, if reasonably requested by the Supplier, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Supplier as will enable the Supplier to determine whether or not such Purchaser is subject to backup withholding, information reporting requirements or other similar requirements.

Section 4.
Security.

To secure Supplier’s obligations under this Agreement, the Master Agreement and the other Operative Documents, Supplier shall grant to Purchaser a security interest in the Plankstadt Facility (including the land and all property, plant and equipment), any and all additions to the Plankstadt Facility, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing (“Initial Collateral”) as set forth in the Security Agreement and the other Security Documents. Unless Supplier exercises the Prepayment Declination for any Prepayments after the first Prepayment in accordance with Section 2.1, at least [...***...] prior to the Prepayment Date for the second Milestone and/or the Prepayment Date for any subsequent Milestone, Supplier shall offer additional security interests in additional collateral that, as shown by an external valuation report from an independent appraiser and other proof reasonably acceptable to Purchaser, has sufficient fair market value to cover all such Prepayments as reasonably determined by Purchaser (such additional collateral, the “Additional Collateral” and, together with the Initial Collateral, the “Collateral”) and, prior to or on the Prepayment Date for the second Milestone and/or applicable subsequent Milestone, shall grant to Purchaser a security interest in the Additional Collateral as set forth in the Security Agreement and the other Security Documents including, for the avoidance of any doubt, additional Local Security Agreements for the grant of security interests in the Additional Collateral. To the extent it is not possible or practicable under the applicable local law to create security over the Collateral, upon request of the Purchaser, the Supplier shall create a similar security interest of the Purchaser in relation to the Collateral (quasi-security), e.g. by amendment to the group structure (e.g. creating, and pledging the shares in, an SPV holding the Collateral) or its supply chain (e.g. in order to implement a

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leasing or similar structure providing the Purchaser with title in certain Collateral), by pledging shares of Supplier or an Affiliate of Supplier that holds the Collateral, and/or by having [...***...] or another Affiliate of Supplier guarantee Supplier’s obligations and liabilities under this Agreement. Supplier shall enter into or, if applicable for any Additional Collateral, have its Affiliates enter into Local Security Agreement(s) on a form or forms reasonably acceptable to Purchaser, shall, if applicable for any Additional Collateral, have its Affiliates execute a written acknowledgement and agreement in a form reasonably acceptable to Purchaser that such Affiliate agrees to be bound by and is bound by the terms and conditions of this Agreement, and shall take all such other actions reasonably requested by Purchaser to create, perfect and maintain Purchaser’s security interest in the Collateral.

Supplier will not create or suffer to exist any Lien upon or with respect to any of the Collateral, whether now owned or hereafter acquired, which has priority over the security interest in favor of the Purchaser except as set forth on Schedule 2.

Section 5.
Additional Conditions Precedent.

The obligation of Purchaser to make any Prepayments is subject to the following conditions precedent having been complied with to the satisfaction of, or waived in writing by, Purchaser on or before the Closing Date (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to Purchaser and, unless otherwise specified, to be dated the Closing Date); provided, that it shall not be a condition precedent to the obligation of Purchaser that any document be produced or action taken that is to be produced or taken by Purchaser or by a Person within Purchaser’s control:

(a)
(i) No circumstance, fact or condition shall exist that, in the reasonable opinion of Purchaser (upon advice of legal counsel), would make it illegal under applicable law for (A) Purchaser to make any of the Prepayments or (B) for any party to execute, deliver and perform the Operative Documents to which it is a party; and (ii) no action or proceeding shall have been commenced, nor shall any action or proceeding be threatened, before any court or governmental agency, nor shall any order, judgment or decree have been issued by any court or governmental agency, prior to the Closing Date, in any such case, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement, the Master Agreement or any other Operative Document or the transactions contemplated hereby or thereby.
(b)
The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect on the Closing Date and an originally executed counterpart of each shall have been delivered to the Purchaser:
(i)
this Agreement;
(ii)
the Master Agreement;
(iii)
the Security Agreement; and

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(iv)
all other Security Documents.
(c)
Purchaser shall have received the following:
(i)
evidence authorizing all of the execution, delivery and performance by Supplier, of this Agreement, the Master Agreement and each other Operative Document to which Supplier is or will be a party;
(ii)
a copy of a good standing certificate (to the extent such concept exists) from the applicable Government Entity of Supplier’s jurisdiction of incorporation, organization or formation;
(iii)
a copy of (A) each organizational document of Supplier certified, to the extent applicable, as of a recent date by the applicable Government Entity, (B) signature and incumbency certificates of the responsible officers of Supplier executing the Operative Documents, (C) resolutions of the board of directors and/or similar governing bodies of Supplier approving and authorizing the execution, delivery and performance of the Operative Documents, certified as of the Closing Date by its secretary, an assistant secretary or a responsible officer as being in full force and effect and that such resolutions or written consents have not been modified, rescinded or amended, (D) customary Lien searches in any applicable jurisdiction including any tax, judgment and bankruptcy Lien searches with respect to Supplier, in each case, performed in the jurisdiction of organization of such Supplier or any other relevant jurisdiction, and (E) an executed legal opinion of Latham & Watkins LLP, special German counsel to Corden Pharma GmbH, in each case in form and substance reasonably satisfactory to the Purchaser; and
(iv)
such other documents and evidence with respect to the Supplier as the Purchaser or its counsel may reasonably request to establish the consummation of the transactions required to be completed by this Agreement and the other Operative Documents as of the Closing Date, the taking of all corporate proceedings in connection therewith, and compliance with the conditions herein or therein set forth.
(d)
On the Closing Date the following statements shall be correct, and Purchaser shall have received evidence reasonably satisfactory to it to the effect that:
(i)
the representations and warranties of Supplier contained in this Agreement or any other Operative Document shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date);
(ii)
all approvals and consents, if any, of any trustee or holder of any indebtedness or obligation of the Supplier or any of its respective Affiliates that are required in connection with any of the transactions contemplated by this Agreement shall have been duly obtained;

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(iii)
no event shall have occurred and be continuing which constitutes a Default or an Event of Default under this Agreement; and
(iv)
all reports to, and all acceptances, approvals and consents of, any Government Entity that are required in connection with any of the transactions contemplated by this Agreement, the Master Agreement or any other Operative Document, or in connection with Supplier’s performance of its obligations under such agreements, shall have been duly made or obtained, and no suit or proceeding by any Government Entity or third party opposing any of the transactions contemplated by this Agreement shall be pending or threatened.
(e)
All appropriate action, if any, required to have been taken by any Government Entity of Switzerland, Germany, the United States or other applicable jurisdiction, on or prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals, if any, of such Government Entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Closing Date.

It is further understood and agreed that as conditions precedent to Purchaser’s obligation to make any Prepayment following the Closing Date, the following shall have been complied with to the satisfaction of, or waived in writing by, Purchaser: (i) the condition set forth in paragraph (a) of this Section 4, the conditions set forth in paragraphs (d) and (e) of this Section 4, and, solely with respect to any Additional Collateral, the conditions set forth in paragraphs (b)(iv) and (c) of this Section 4 (provided that references therein to “Closing Date” shall, for each of these purposes be deemed to refer to the date of the applicable Prepayment).

Section 6.
Representations and Warranties.
6.1
Representations and Warranties of Supplier.

Supplier hereby represents and warrants to Purchaser as follows, such representations and warranties being made on the date of the execution and delivery of this Agreement, on the Closing Date and at all relevant times during the term of this Agreement:

(a)
Organization, Corporate Authority. Supplier is a corporation, duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation. Supplier is duly qualified to own its properties and carry on its business in each jurisdiction where the failure to be so qualified would have a material adverse effect on Supplier’s business. Supplier has all requisite corporate power and authority to enter into and perform its obligations under the Operative Documents. Without limiting the generality of the foregoing, Supplier has all requisite corporate power and authority, without the need for any consent, approval or authorization of any of Supplier’s Affiliates or any officer, director or shareholder of Supplier or any of its Affiliates, to pursue and achieve the Milestones at all times during the term of this Agreement.

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(b)
Authorization. This Agreement and the other Operative Documents have been duly authorized, executed and delivered by Supplier. Each of this Agreement and the other Operative Documents constitute the legal, valid and binding obligations of Supplier, enforceable against it in accordance with their respective terms.
(c)
Valid Security Interest. The Security Agreement and the other Security Documents create a valid security interest in the Collateral as defined herein and as further described therein in favor of the Purchaser securing the Master Agreement Obligations (as defined in the Security Agreement), which security interest has been duly perfected and is prior to all other Liens, except for Liens set forth on Exhibit 2 to this Agreement. Without limiting the generality of the foregoing and except for Liens set forth on Exhibit 2 to this Agreement, Supplier owns and shall own all right, title and interest in and to Collateral free and clear of any Liens.
(d)
No Violation. None of the execution, delivery or performance by Supplier of this Agreement or the Operative Documents, or the consummation of any of the transactions contemplated hereby or thereby, will contravene any applicable law binding on Supplier or any of its property, or any provision of the organizational documents of Supplier, or will result in a breach of, or constitute a default under, or contravene any provision of, any agreement or instrument to which Supplier is a party or by which Supplier or any of its property is bound.
(e)
No Consents or Approvals. Except as specifically and expressly set forth in Exhibit 1 to this Agreement, none of the execution, delivery or performance by Supplier of this Agreement or any other of the Operative Documents, nor the consummation by Supplier of any of the transactions contemplated hereby and thereby, requires the permitting, consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any Government Entity, except such as has been obtained or effected on or prior to the effective date hereof or is to be obtained or effected on or prior to the Closing Date. Without limiting the generality of the foregoing and except as specifically and expressly set forth in Exhibit 1 to this Agreement, all licenses, registrations, authorizations, permits, permissions, waivers, exemptions, clearances, variances, grants, issuances and other approvals from any Government Entity necessary or useful for achieving the Milestones, including [...***...], have been and shall be maintained.
(f)
No Defaults. There has not occurred any event which constitutes a Default or an Event of Default and no such Default or Event of Default will result from the transactions contemplated by the Operative Documents provided that a breach of this representation and warranty in Section 5.1(f) shall not constitute a breach of this Agreement unless and until Supplier is unable to cure any Default or Event of Default as provided in Section 2.4(a).
(g)
No Litigation. There are no pending or threatened investigations, suits or proceedings against Supplier or affecting Supplier or its properties that, if resolved in a manner or on terms adverse to Supplier, would have a material and adverse effect on Supplier’s business or on the ability of Supplier to observe and perform all of its obligations under this Agreement or any other Operative Document.

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6.2
Representations and Warranties of Purchaser.

Purchaser hereby represents and warrants to Supplier as follows, such representations and warranties being made on the date of the execution and delivery of this Agreement and on the Closing Date:

(a)
Organization, Corporate Authority. Purchaser is a corporation, duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation. Purchaser has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.
(b)
Authorization. This Agreement has been duly authorized, executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with its respective terms.
(c)
No Violation. None of the execution, delivery or performance by Purchaser of this Agreement, or the consummation of any of the transactions contemplated hereby, will contravene any applicable law binding on Purchaser or any of its property, or any provision of the organizational documents of Purchaser, or will result in a breach of, or constitute a default under, or contravene any provision of, any agreement or instrument to which Purchaser is a party or by which Purchaser or any of its property is bound.
Section 7.
Information; Development Committee.
7.1
Financial Information. Supplier shall furnish to Purchaser:
(a)
Annual Statements. Within [...***...] after the end of each [...***...] of Supplier, an audited balance sheet of Supplier as of the end of such [...***...] and related audited statements of income and cash flows of Supplier for such fiscal year, in comparative form with the preceding [...***...], prepared in accordance with IFRS, applied consistently, together with a report of Supplier’s independent certified public accountants with respect to their audit of such financial statements; provided that if and so long as Supplier is subject to the reporting requirements of the Securities Exchange Act of 1934 (15 United States Code § 78a et seq.), a copy of Supplier’s financial statements for such [...***...] (together with all documents containing such financial information incorporated by reference therein) prepared and timely filed in accordance with such Act and on or prior to [...***...] after the end of each [...***...] of Supplier, and publicly available on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system maintained by the United States Securities and Exchange Commission, will satisfy this Section 6.1. In addition, Supplier will provide updates to the financial information contained in any annual statement during the fiscal year to extent reasonably requested by Purchaser.
7.2
Development Committee.

Within [...***...] of execution of this Agreement, the parties will form a development committee (the “Committee”), which will be comprised of up to [...***...] representatives from

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each party, in each case as listed below (and if listed as “TBD” shall be identified and agreed upon in writing by the parties within [...***...] of execution of this Agreement). The Committee will provide a forum for routine communication, exchange of information and discussion regarding Supplier’s progress towards and achievement of all Milestone Conditions and payment of all Corresponding Payments. During the term, the Committee will schedule and hold routine meetings at defined intervals acceptable to the Committee, but no less frequently than [...***...], with a minimum of [...***...] face-to-face meetings [...***...] at the [...***...] or at such other locations as Purchaser may agree (such agreement not to be unreasonably withheld); provided, that the Committee shall meet more frequently at the reasonable request of either party, including under circumstances in which the Supplier has not met or will not meet, or Supplier has failed to demonstrate that it will meet or there otherwise is a reasonable concern that Supplier will not meet, any Milestone Condition. Subject to the confidentiality obligations as set forth under the Master Agreement, Supplier shall promptly provide the Committee, and Supplier and the Committee shall promptly provide Purchaser with all reports, documentation, information and data (including testing information and data), and other materials related to Supplier’s progress towards and achievement of the Milestone Conditions and provide access to knowledgeable personnel and experts overseeing, directing or managing any Milestone Condition or any steps thereof. Without limiting the generality of the foregoing, Supplier shall provide the Committee and Purchaser with reports, documentation, information and other materials, and access to knowledgeable personnel and experts who can attest to, (i) achievement of Milestone Condition [...***...] (i.e., [...***...] as more fully set forth in Exhibit 1 to this Agreement) and any other Milestone Condition requiring [...***...], (ii) the [...***...] for the [...***...] and the Manufacturing Line and all related risk-assessments, (iii) [...***...] of the Manufacturing Line, (iv) [...***...], (v) all [...***...], (vi) regulatory submissions [...***...] and other communications with regulators and (vii) commercial scale-up. For the avoidance of any doubt, the parties’ participation in the Committee and provision or receipt of any reports, documentation, information and other materials and any access provided in connection with the Committee or otherwise under this Section 6 shall be in addition to and not in lieu or limitation of any of the parties’ other obligations, liabilities, rights and remedies under this Agreement.

	Purchaser	Supplier
Primary Contact	[...***...]	[...***...]
Additional Representative	[...***...]	[...***...]
Additional Representative	[...***...]	[...***...]

Section 8.
Events of Default and Remedies; Supplier’s Termination Right.
8.1
Events of Default; Remedies. If an Event of Default shall have occurred and, if applicable, has not been fully cured by the end of any express cure period set forth in Section 2.4(a)

Prepayment Agreement	Page 12

or in the definition of “Event of Default” in Annex A to this Agreement, then the Prepayment Balance shall thereupon become immediately due and payable by Supplier to Purchaser, and Purchaser shall be entitled to exercise all of its rights and remedies under applicable law including, without limitation, (i) in Purchaser’s sole option, terminating this Agreement, the Master Agreement and/or any other Operative Document, (ii) setting off amounts payable by Supplier to Purchaser under this Agreement against any amounts owed by Purchaser to Supplier solely under the Master Agreement, (iii) demanding repayment and disgorgement of all or any portion of the Prepayment Balance, plus compound interest from each applicable Prepayment Date until paid in full at a rate equal to the prime rate in the USA as published in The Wall Street Journal on the date such payment becomes due plus [...***...] percent ([...***...]%) and (iv) exercising any or all of the rights of a secured creditor including foreclosing its security interest as set forth in the Security Agreement and any other rights and remedies set forth in the Security Agreement for an Event of Default. Purchaser shall also be entitled to commence, prosecute, enforce, defend, abandon, collect, recover, compromise, settle, adjust or discharge all such claims, suits, legal actions and other proceedings in relation to this Agreement, the Master Agreement or any Operative Document as Purchaser may deem to be expedient. For the avoidance of any doubt, the remedy for repayment and disgorgement, plus interest, as set forth in this Section shall not be in lieu or limitation of any of Purchaser’s other rights and remedies under this Agreement, the Master Agreement or applicable law. For the avoidance of any doubt, after the exercise of remedies by Purchaser as provided in this Agreement or any other Operative Document, any amounts received by Purchaser shall be applied to or among Purchaser and/or any Affiliate or Affiliates of Purchaser in Purchaser’s sole discretion and at such time or times as may be determined in Customer’s sole discretion.
8.2
Supplier’s Termination Right. If Purchaser fails to make any undisputed Prepayment when due and payable (and such failure shall have continued unremedied for [...***...] after written notice thereof), then Supplier may terminate this Agreement by providing written notice to Purchaser.
8.3
No Implied Waivers. No failure on the part of either party to exercise and no delay in exercising any right or remedy under this Agreement, the Master Agreement or any other Operative Document, or provided by law or in equity, shall impair, prejudice or constitute a waiver of any such right or remedy or be construed as a waiver of any Event of Default or as an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.
Section 9.
Further Assurances.

Supplier agrees, at its own cost and expense, to be responsible for and to duly execute and deliver (to Purchaser or otherwise), or cause to be duly executed and delivered (to Purchaser or otherwise), such further instruments and to do and cause to be done such further acts and things as the Purchaser may at any time and from time to time reasonably request in order to give full and complete effect to the agreements, and the rights and benefits intended to be provided to Purchaser, as set forth in, or relating to, this Agreement and the other Operative Documents.

Prepayment Agreement	Page 13

Section 10.
GOVERNING LAW; CHOICE OF COURT.

THIS AGREEMENT AND ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE INTERPRETATION, BREACH, TERMINATION OR VALIDITY HEREOF, SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICT OF LAWS THAT COULD RESULT IN THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK AND IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY ACTION OR PROCEEDING IN SUCH COURTS, THAT THE ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY FINAL JUDGMENT OR FINAL ORDER OF SUCH COURTS WILL BE LEGALLY BINDING ON BOTH PARTIES (SUBJECT TO ANY APPROPRIATE APPEALS ON OTHER ISSUES) AND NEITHER PARTY WILL OBJECT TO ENFORCEMENT OF SUCH FINAL JUDGMENT OR ORDER IN ANY OTHER COURT OR FORUM, INCLUDING IN SWITZERLAND OR GERMANY. NOTHING IN THIS SECTION 9 WILL PREVENT EITHER PARTY FROM APPLYING TO A COURT THAT WOULD OTHERWISE HAVE JURISDICTION FOR THE ISSUANCE OF INJUNCTIVE RELIEF OR PROVISIONAL OR INTERIM MEASURES THAT MAY BE NECESSARY TO AVOID IRREPARABLE HARM.

Section 11.
Miscellaneous.
11.1
Rights Cumulative. Nothing contained in this Agreement shall be construed to limit in any way any right or remedy of any party hereunder or now or hereafter existing under law or in equity (including any right of set-off). All such rights and remedies shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other. All such rights and remedies may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the applicable party. Each party hereby waives to the extent permitted by applicable law any right that it may have to require any other party to choose or elect remedies.
11.2
Waivers; Amendments. No term or provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing specifying the provision intended to be amended, changed, waived, discharged or terminated and signed by Supplier and Purchaser; and no provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or other matter not specifically set forth in an agreement in writing and signed by Supplier and Purchaser.
11.3
Expenses. Each party hereto agrees to pay its own expenses incurred in the negotiation, documentation and execution of this Agreement and the other Operative Documents except that, other than for the [...***...], Supplier agrees to pay or reimburse Purchaser for paying

Prepayment Agreement	Page 14

all reasonable costs and expenses of Purchaser (including, without limitation, reasonable counsels’ fees) in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) of the obligations of Supplier hereunder and under the other Operative Documents due to a breach by Supplier of this Agreement or any other Operative Document or due to the insolvency or bankruptcy of Supplier.
11.4
Assignment. Each of Supplier and Purchaser (solely for purposes of this Section 10.4, “Assigning Party”) hereby agrees not to and shall not assign, sell, transfer, delegate or otherwise dispose of, in whole or in part, whether voluntarily or involuntarily, directly or indirectly, by operation of law, Change of Control or otherwise, this Agreement or any rights, obligations or liabilities under this Agreement to any Affiliate or any other Person (solely for purposes of this Section 10.4, “Assignee”) without the prior written consent of the other party (solely for purposes of this Section 10.4, “Consenting Party”) which consent the Consenting Party may withhold in its sole discretion. Notwithstanding the foregoing, (i) an Assigning Party shall have the right to assign this Agreement upon written notice to the other party, without the requirement of consent, as part of a sale of all or substantially all of the assets or all or substantially all of the shares or ownership interests of the Assigning Party and (ii) Purchaser shall have the right to assign this Agreement upon written notice to Supplier, without the requirement of consent, in the event that Purchaser determines pursuant to Section 14.2 of the Master Agreement that a Regulatory Failure has occurred. In the event of assignment or other disposition, the Assigning Party hereby agrees to and shall obtain from the Assignee a valid and enforceable written confirmation that the Assignee shall fully perform all of Assigning Party’s obligations and fully assume and discharge all of Assigning Party’s liabilities under this Agreement. Any assignment, transfer, delegation or disposition of this Agreement or any rights, obligations or liabilities under this Agreement by Assigning Party not in accordance with this Section 10.4 shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
11.5
Parent Guarantee. Upon the written request of Supplier, Viking within [...***...] of the Effective Date will cause Viking Therapeutics, Inc. to provide to Supplier a guarantee of Viking’s payment obligations under this Agreement in a form reasonably acceptable to Supplier and Viking.
11.6
Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Agreement to be made, given, furnished or filed shall be in writing, personally delivered or delivered by a commercial carrier, or by email, and addressed to such address as set forth on Annex B hereto. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Agreement. Any notice given as provided in this Section shall be deemed effective and given for the purposes of the Operative Documents on the date on which it is received (or delivery refused) by the addressee.
11.7
Severability. Any provision of this Agreement or any of the other Operative Documents that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be

Prepayment Agreement	Page 15

ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11.8
Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
11.9
Payments in U.S. Dollars; Non-Subordination. All payments provided for in, or relating to, this Agreement, the Master Agreement or any other Operative Document shall be made by wire transfer of immediately available U.S. Dollars. All amounts required to be paid by Supplier to Purchaser under the terms and provisions of this Agreement, the Master Agreement or any of the other Operative Documents shall at all times rank at least pari passu in right of payment with all other secured obligations of Supplier, and shall not at any time or in any way be subordinate or junior in right of payment to any other secured obligations of Supplier.
11.10
Confidentiality. Each of Supplier and Purchaser understand that the other party hereto considers certain commercial and financial information contained in this Agreement, the Security Agreement and any Local Security Agreements as confidential. Accordingly, each of Supplier and Purchaser will treat the existences of this Agreement, the Security Agreement and any such Local Security Agreements and the terms set forth herein and therein as confidential and shall not disclose the existences of this Agreement, the Security Agreement and any Local Security Agreements or any of the terms set forth herein or therein to any other Person, without the prior written consent of the other party; provided that nothing herein shall prevent either party from disclosing this Agreement, the Security Agreement and any Local Security Agreements or any such terms as would otherwise be permitted under Sections 10.2.1, 10.2.2 and 10.5 of the Master Agreement.
11.11
Force Majeure. With respect to this Agreement, neither party shall be liable to the other party for damages or losses on account of its failure of performance of any obligation hereunder if such failure is occasioned by government action, war, fire, explosion, flood, earthquake, strike, lockout, embargo, act of God, act of terrorism or any other event similar to the foregoing and beyond the reasonable control of the defaulting party; provided that the party claiming an event of force majeure shall (i) promptly notify the other party in writing setting forth the nature of such event of force majeure, (ii) use its best efforts to eliminate, remedy or overcome such event of force majeure and (iii) resume performance of its obligations under this Agreement immediately after such event of force majeure ceases. Except as provided in the previous sentence, if any event of force majeure continues for more than [...***...], Purchaser may terminate this Agreement in part or in whole, upon written notice to Supplier.
11.12
Term and Termination. This Agreement shall become effective at such time as each of the parties hereto has executed a copy of this Agreement and delivered the same to the other

Prepayment Agreement	Page 16

party hereto, and shall remain in full force and effect, subject to each party’s rights under Section 7 above, until, as applicable: (a) the amounts of all Prepayments paid by Purchaser hereunder shall have been repaid or credited to Purchaser in full and the Prepayment Balance shall have been reduced to zero (and no disputes between the parties are outstanding) in accordance with Section 2.6 above and any accrued and unpaid interest, fees and expenses and any other amounts have been paid in full, (b) an Event of Default or other termination event shall have occurred, in each case, pursuant to Section 7 above or (c) any termination of the Master Agreement in accordance with the terms and conditions thereof. Without limiting the generality of the foregoing and for the avoidance of any doubt, each party acknowledges and agrees that if Supplier fails to achieve any Milestone Condition included in the first Milestone as set forth in Exhibit 1 hereto by the applicable Prepayment Date and such failure has not been fully cured by the end of any express cure period set forth in Section 2.4(a), Purchaser shall have no obligation to pay any Prepayment and may in its sole discretion and upon written notice to Supplier terminate this Agreement, the Master Agreement and/or any other Operative Document with immediate effect.
11.13
Survival. Upon any expiration or termination of this Agreement, the rights and obligations of the parties under this Agreement shall terminate, except that the rights and obligations of the parties under Sections 2.6, 2.7, 2.8, 3, 7.1, 8, 9 and 10 of this Agreement shall survive such expiration or termination; provided that, notwithstanding anything to the contrary, no further Prepayments shall be required to be made hereunder.
11.14
Entire Agreement. This Agreement, together with the other Operative Documents, constitutes the entire agreement between Supplier and Purchaser concerning the subject matter hereof and thereof and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto and thereto.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

Prepayment Agreement	Page 17

IN WITNESS WHEREOF, each of the parties hereto has caused this Prepayment Agreement to be duly executed by one of its duly authorized officers as of the day and year set forth below.

SUPPLIER

CORDEN PHARMA SCHWEIZERHALLE GMBH
as Supplier

By: /s/ Michael Quirmbach
Name: Dr. Michael Quirmbach
Title: Managing Director
Date: März 10, 2025

By: /s/ Naoki Takei
Name: Dr. Naoki D. Takei
Title: Managing Director
Date: March 10, 2025

PURCHASER VIKING THERAPEUTICS IRELAND LIMITED as Purchaser By: /s/ Sean Royer Weigle Name: Sean Royer Weigle Title: Director of Finance and Controller Date: March 10, 2025
CORDEN PHARMA GMBH as Supplier By: /s/ Christian Merz Name: Christian Merz Title: Managing Director Date: März 10, 2025
CORDEN PHARMA COLORADO, INC., as Supplier By: /s/ Michael Quirmbach Name: Michael Quirmbach Title: Director Date: März 10, 2025

Signature Page to Prepayment Agreement

ANNEX A

DEFINITIONS

“Affiliate” shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” shall mean a day on which commercial banks in New York, NY are generally open to conduct their regular banking business.

“Closing Date” shall mean the date the first Prepayment is made to the Supplier under this Agreement.

“Collateral” has the meaning set forth in Section 3.

“Default” shall mean any event or condition which with the giving of notice or the lapse of time or both would become an Event of Default.

“Dollars” and “$” shall mean the lawful currency of the United States.

“Event of Default” shall mean any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)
any failure by Supplier to pay or, if applicable, credit when due any amount provided to be paid or, if applicable, credited by Supplier under this Agreement, and such failure shall have continued unremedied either (i) by the end of any express cure period set forth in Section 2.4(a), or (ii) for [...***...] for all other payments and credits; or
(b)
any failure by Supplier to fully satisfy any Milestone Condition for any Milestone on or before the applicable Prepayment Date (after giving effect to any express cure period set forth in Section 2.4(a)) even if Supplier has declined any Prepayments under Section 2.1; or
(c)
(i) any other material breach of any warranty, covenant or obligation of the Supplier under this Agreement, and such failure shall have continued unremedied for [...***...] after written notice thereof or (ii) any termination by Purchaser of any other Operative Document for breach in accordance with the terms and conditions thereof; or
(d)
any default or acceleration under any agreement relating to Supplier’s indebtedness, in each case, after giving effect to any express grace periods or cure periods where the amount claimed as a result of such default or acceleration equals or exceeds [...***...] Dollars

($[...***...]) (or equivalent in other national currency, based upon then applicable currency exchange rates as published from time to time in the Wall Street Journal); or
(e)
any representation, warranty, certification or statement of fact made or deemed made by Supplier in this Agreement or any other Operative Document was or is incorrect or breached when made or deemed made in any material respect (or, in the case of any representation and warranty that is qualified as to “materiality,” or similar language, was or is incorrect in any respect); or
(f)
Supplier sells any (i) account, chattel paper or general intangible for which Purchaser is the account debtor, or (ii) instrument or other account receivable pursuant to which Purchaser has a payment obligation to Supplier, in each case, to the extent that such sale would encumber any API or Product, without Purchaser’s prior written consent; or
(g)
any breach by Supplier of Section 10.4; or
(h)
Supplier (i) voluntarily declaring bankruptcy, (ii) becoming the subject of any involuntary bankruptcy or insolvency which is not dismissed within [...***...], (iii) having a trustee or liquidator appointed over its assets (or consenting to such an appointment), (iv) having a receiver appointed (or consenting to such appointment) in respect of more than an insignificant portion of its assets, (v) taking any corporate action for the winding-up of its business or dissolution or administration, (vi) making an assignment of a material part of its assets for the benefit of creditors, or the Supplier taking any action to authorize any of the foregoing, or the occurrence of an event similar to any of the foregoing under applicable state or foreign law, including Title 11 of the United States Bankruptcy Code or under any other applicable U.S. Federal, state or foreign law;
(i)
any express declaration from Supplier to the Purchaser that Supplier intends to intentionally breach or intentionally abrogate the terms of this Agreement or any intentional course of conduct by Supplier that demonstrates that Supplier intends to intentionally breach the terms of this Agreement; or
(j)
to the extent not included in the foregoing, any event of default as set forth in the Security Agreement.

“Government Entity” means (i) any national, state, provincial or local government, political subdivision thereof or local jurisdiction therein, (ii) any board, commission, department, division, instrumentality, court, agency or political subdivision thereof, and (iii) any association, organization or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

“IFRS” shall mean International Financial Reporting Standards, developed by the International Accounting Standards Board, as such generally accepted accounting standards are in effect from time to time.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital leases having substantially the same economic effect as any of the foregoing).

“Operative Documents” shall mean this Agreement, the Security Agreement, the Master Agreement, any Local Security Agreement(s), and the Proposal for [...***...] dated [...***...].

“Payables” shall mean all amounts due and payable by Purchaser to Supplier under the terms of the Master Agreement that (i) have been validly invoiced by Supplier and such invoice has been accepted by Purchaser in accordance with the Master Agreement and Purchaser’s customary practices for accepting invoices and (ii) are not otherwise subject to dispute between the parties.

“Person” shall mean any natural person, sole proprietorship, corporation, firm, business trust, joint stock company, trust, unincorporated association, joint venture, association, organization, company, partnership, limited partnership, limited liability company or other similar entity or organization, including any Government Entity.

“Plankstadt Facility” means the real estate located at Otto-Hahn-Straße, 68723 Plankstadt, Germany, registered with the land register of Plankstadt, kept at the local court (Amtsgericht) of Mannheim, Grundbuch von Plankstadt, plots/folios 4728 and 4955.

“Security Documents” means the Security Agreement, any Local Security Agreement(s), all other security documents (including any mortgages) and all other instruments, documents and agreements delivered by the Supplier pursuant to this Agreement or any of the other Operative Documents that grant or purport to grant a Lien on any property of Supplier to secure the Master Agreement Obligations.

“Taxes” shall mean all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings (whether federal, provincial, metropolitan, city, district, county or other local jurisdiction) of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto attributable to, or incurred in connection with any such taxes or any contest or dispute thereof.

“Taxing Authority” shall mean any federal, provincial, metropolitan, city, district, county or other local jurisdiction or other taxing authority in any country, including Switzerland, Germany, the United States or any other country, or any territory or possession of any such country or any taxing authority of any such territory or possession.

“Total Component Amount” means the amount equal to [...***...].

“United States” or “U.S.” shall mean the United States of America.

ANNEX B

ADDRESS FOR NOTICES AND PAYMENT INSTRUCTIONS

Supplier

Corden Pharma Colorado, Inc.
2075 55th Street, Boulder, CO 80301, USA
Attention: Managing Director
Email: [...***...]

With a copy to (which will not be deemed to constitute notice):
Corden Pharma International Switzerland LLC

Aeschenvorstadt 71, 4051 Basel, Switzerland

Attention: General Counsel

Email: [...***...]

Payment Details:

For all payments, unless Supplier notifies the Purchaser otherwise in accordance with Section 2.2 above (and if listed as TBD shall be provided within [...***...] of the date hereof):

Entity: [...***...]
Bank: [...***...]
Bank Branch Name: [...***...]
Beneficiary: [...***...]
Account No.: [...***...]
SWIFT: [...***...]

Purchaser

Viking Therapeutics, Inc.
9920 Pacific Heights Blvd, Suite 350, San Diego, California
Attention: Brian Lian
Email: [...***...]

and

Viking Therapeutics Ireland Limited
6th Floor, 2 Grand Canal Square, Dublin 2, D02 A342, Ireland
Attention: Brian Lian
Email: [...***...]

With a copy to (which will not be deemed to constitute notice):

Willkie Farr & Gallagher LLP

B-1

1801 Page Mill Rd #210, Palo Alto, California

Attention: Matthew Berger
Email: [...***...]

Payment Details (if listed as TBD shall be provided within [...***...] of the date hereof):

Bank: [...***...]
ABA No.: [...***...]
Account Name: [...***...]
Account No.: [...***...]
SWIFT: [...***...]
Reference: [...***...]

B-2

EXHIBIT 1

MILESTONES2

1.
First Milestone:

On or prior to the date the first Prepayment [...***...], meet the following Milestone Conditions:

a.
[...***...]
b.
[...***...]
c.
[...***...]
d.
[...***...]
e.
[...***...]
f.
[...***...]
g.
[...***...]

[...***...]

2. Second Milestone:

On or prior to the date the second Prepayment [...***...], meet the following Milestone Conditions:

a.
[...***...]
b.
[...***...]
c.
[...***...]
d.
[...***...]
e.
[...***...]

[...***...]

3. Third Milestone:

On or prior to the date the third Prepayment [...***...], meet the following Milestone Conditions:

2 Note: The aggregate amount to be paid by Purchaser for the First Milestone through the Sixth Milestone shall not exceed one hundred and twenty million dollars ($120,000,000).

Exhibit 1-1

a.
[...***...]
b.
[...***...]
c.
[...***...]
d.
[...***...]

[...***...]

[...***...]

4. Fourth Milestone:

On or prior to the date the fourth Prepayment [...***...], meet the following Milestone Conditions:

a.
[...***...]
b.
[...***...]
c.
[...***...]

5. Fifth Milestone:

On or prior to the date the fifth Prepayment [...***...], meet the following Milestone Conditions:

a.
[...***...]
b.
[...***...]
c.
[...***...]
d.
[...***...]
e.
[...***...]
f.
[...***...]
g.
[...***...]
h.
[...***...]

6. Sixth Milestone:

On or prior to the date the sixth Prepayment ([...***...] such sum not to exceed [...***...] is payable under Section 2 [...***...]), meet the following Milestone Conditions:

a.
[...***...]

Exhibit 1-2

b.
[...***...]
c.
[...***...]
d.
[...***...]

[...***...]

e.
[...***...]
f.
[...***...]

[...***...]

For the avoidance of doubt, at any time during the term of this Agreement, Supplier and Purchaser may upon mutual written agreement amend or supplement any term of the Milestone Conditions and, as applicable, the timing or amounts payable for any portion of any unpaid Prepayment relating thereto.

Exhibit 1-3

EXHIBIT 2

EXISTING LIENS

[...***...]

Exhibit 2-1